Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND FINANCIAL OFFICER

UNDER SECURITIES AND EXCHANGE ACT RULES 13a-14 AND 15d-14

In connection with the Quarterly Report of Arrestage International, Inc. (the “Company”) on Form 10-Q/A Amendment No. 1 for the period ending September 30, 2019, as filed with the Securities and Exchange commission on the date hereof (the “Report”), I, John Muldoon, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934 (15 U.S.C.78m or 780(d); and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 14th Day of January 2020

By:	/s/ John Muldoon
Gary Croft
Chief Executive Officer

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND FINANCIAL OFFICER

UNDER SECURITIES AND EXCHANGE ACT RULES 13a-14 AND 15d-14

In connection with the Quarterly Report of Arrestage International, Inc. (the “Company”) on Form 10-Q/A Amendment No. 1 for the period ending September 30, 2019, as filed with the Securities and Exchange commission on the date hereof (the “Report”), I, Rick Gean, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934 (15 U.S.C.78m or 780(d); and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 14th Day of January 2020

By:	/s/ Rick Gean
Rick Gean
Chief Financial Officer